UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 10, 2011.

UNWALL INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52207	45-0588917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 325 – 7582 Las Vegas Blvd South
Las Vegas, Nevada 89123
(Address of principal executive offices and Zip Code)

1-702-560-4373
Registrant's telephone number, including area code

QUADRA PROJECTS INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

On November 8, 2011, we filed a certificate of amendment to our articles of incorporation with the Nevada Secretary of State to change our name to “Unwall International Inc.”  This amendment was unanimously approved by our board of directors on October 10, 2011, and was also authorized by stockholders holding a majority of our voting power.

Our new name was erroneously reported as “Unwall Technologies, Inc.” in a Form 8K filed January 24, 2012, which is corrected by this amended Form 8K/A.

We have requested a new symbol from FINRA in connection with the recent name change and as of the date of this report, we have not received the new symbol from FINRA.  We intend to disclose the new symbol upon assignment by FINRA.

Item 9.01	Financial Statements and Exhibits

3.01	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2012.

Unwall International Inc. /s/ Wang Zheng

Mr. Wang Zheng Chief Executive